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                                                                  EXHIBIT 10.03

                         THIRD AMENDMENT AND AGREEMENT

        This Third Amendment is made and entered into as of the 28th day of May, 1999 between Northwind Aladdin, LLC, a Nevada limited-liability company ("Northwind") and Aladdin Gaming, LLC, a Nevada limited-liability company ("Aladdin").

                                  WITNESSETH:

        WHEREAS, Northwind and Aladdin are parties to (i) that certain Lease dated as of December 3, 1997 (the same, as previously amended and in effect on the date hereof, being herein referred to as the "Lease"), (ii) that certain Development Agreement dated as of December 3, 1997 (the same, as previously amended and in effect on the date hereof, being herein referred to as the "Development Agreement"), and (iii) that certain Energy Service Agreement dated as of September 24, 1998 (the same, as previously amended and in effect on the date hereof, being herein referred to as the "Energy Service Agreement"); and

        WHEREAS, the parties desire to further amend the Lease, the Development Agreement and the Energy Service Agreement in certain respects set forth herein;

        NOW, THEREFORE, the parties hereby agree as follows:

        1. AMENDMENT OF LEASE. The Lease is hereby amended to provide that (i) notwithstanding anything in Article 12 of the Lease to the contrary, water for the operation of the Project shall be supplied by Landlord. Tenant shall, at its expense, install a submeter to measure the consumption of water by Tenant. Tenant shall reimburse Landlord, within 30 days after being billed therefor, for such water consumed by Tenant. The amount to be reimbursed by Tenant shall equal Tenant's pro rata share of Landlord's actual, total bill from the utility providing the water (and Tenant's pro rata share shall be determined based upon the consumption measured by the submeter); and (ii) Exhibit A and Exhibit B thereto shall be in the form of Exhibit I and II to this Amendment.

        2. AMENDMENT OF DEVELOPMENT AGREEMENT. The Development Agreement is hereby amended to provide that Exhibit A thereto shall be in the form of Exhibit II to this Amendment, Exhibit B thereto shall be in the form of Exhibit III to this Amendment, Exhibit E thereto shall be in the form of Exhibit IV to this Amendment and Exhibit F thereto shall be in the form of Exhibit V to this Amendment.

        3. AMENDMENT OF ENERGY SERVICE AGREEMENT. The Energy Service Agreement is hereby amended to provide that Exhibit A thereto shall be in the form of
Exhibit VI to this Amendment, Exhibit B thereto shall be in the form of Exhibit VII to this Amendment, Exhibit D thereto is deleted in its entirety, and Exhibit G thereto shall be in the form of Exhibit I to this Amendment. The Energy Service Agreement is further amended to provide that:

                (i) the "Initial Services Date" shall be that date specified by Aladdin which date shall not be less than 45 days after receipt by Northwind Aladdin of such written specification;

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                (ii) the temperature at which chilled water shall be delivered by the Supplier to the customer at the Chilled Water Delivery Point shall be not higher than forty degrees Fahrenheit (40F).

                (iii) the temperature at which chilled water shall be returned to the Supplier by the Customer at the Chilled Water Return Point shall be not lower than fifty six degrees Fahrenheit (56F);

                (iv) the temperature at which hot water shall be delivered by the Supplier to the Customer at the Hot Water Delivery Point shall be not lower than two hundred ten degrees Fahrenheit (210F); and

                (v) the temperature at which hot water shall be returned tot he Supplier by the Customer at the Hot Water Delivery Point shall be not lower than one hundred seventy five degrees Fahrenheit (175F).

The Energy Service Agreement is further amended by amending Exhibit C thereto as follows: The final paragraph of the definition of the "Operational Charge" set forth in D of I of Exhibit C is restated in its entirety as follows:

        At the option of the Customer, exercised by written notice to the Supplier given not less than thirty (30) days prior to the end of any Contract Year, the Customer may elect to have the Operational Charge for the next Contract Year fixed at an amount equal to one hundred twenty percent (120%) of the Operational Charge for the Contract Year then ended (as determined pursuant to clause i above (the "Fixed Operational Charge Amount")). Thereafter, for each new Contract Year the Operational Charge shall be equal to the Fixed Operational Charge Amount multiplied by a fraction, the denominator of which shall be the CPI as of the most recent date of publication thereof prior to the first day of the Contract Year for which the Fixed Operational Charge Amount was first established and the numerator of which shall be the CPI most recently published prior to the first day of such new Contract Year.

        5. EFFECTIVENESS. The amendments set forth in Sections 1, 2 and 3 shall be effective immediately upon execution of this Amendment by Northwind and Aladdin. Except as expressly set forth herein, the Lease, the Development Agreement and the Energy Service Agreement are not amended or modified hereby and continue in full force and effect. From and after the date of execution of this Amendment by Northwind and Aladdin, unless the context otherwise expressly so states, all references to the Lease, the Development Agreement or the Energy Service Agreement shall mean and include such agreement as amended hereby.

        6. Shortly after executing the Lease and the Development Agreement, Northwind and Aladdin agreed to amend and restate (i) the Lease in the form attached hereto as Exhibit A and (ii) the Development Agreement in the form attached hereto as Exhibit B. Northwind and Aladdin hereby ratify and adopt the Lease and the Development Agreement, as so amended and restated, effective as of December 3, 1997, and agree that as of such date the original Lease and the original Development Agreement were superceded by the Lease attached hereto as Exhibit A

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and the Development Agreement attached hereto as Exhibit B, respectively. All references to the Lease and/or the Development Agreement contained herein or in any other instrument executed by the parties hereto shall refer to the Lease and/or the Development Agreement, as the case may be, as so amended and restated.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                ALADDIN GAMING, LLC,
                                a Nevada limited-liabilitycompany

                                By: /s/ Richard Goeglein
                                   ------------------------------
                                Name:   Richard Goeglein
                                Title:  President & Chief Executive Officer



                                NORTHWIND ALADDIN, LLC,
                                a Nevada limited-liability company


                                By: /s/ John Mitola
                                   ------------------------------
                                Name:   John Mitola
                                Title:  Vice President & General Manager


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                                    EXHIBIT I


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                                    EXHIBIT II


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                                   EXHIBIT III


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                                    EXHIBIT IV


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                                    EXHIBIT V


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                                   EXHIBIT VI


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                                  EXHIBIT VII


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